UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

                    or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: October 31

Date of reporting period: April 30, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

April 30, 2010

Semi-Annual Repor t

Legg Mason

Western Asset

Short Duration

Municipal Income

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset Short Duration Municipal Income Fund

Fund objective

The Fund seeks to generate high current income exempt from regular federal income tax* while preserving capital.

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Fund name change

Prior to October 5, 2009, the Fund was known as Legg Mason Partners Short Duration Municipal Income Fund. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Western Asset Short Duration Municipal Income Fund for the six-month reporting period ended April 30, 2010.

Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period. Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 28, 2010

Legg Mason Western Asset Short Duration Municipal Income Fund	III

Investment commentary

Economic review

Economic conditions in the U.S. largely improved during the six-month reporting period ended April 30, 2010. This, in turn, had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 2.2%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.6%. The Commerce Department cited a slower drawdown in business inventories and renewed consumer spending as contributing factors spurring the economy’s higher growth rate. The recovery continued during the first quarter of 2010, as the preliminary estimate for GDP growth was a solid 3.0%. The ongoing economic expansion was largely the result of increased consumer spending, which grew 3.5% during the quarter, versus a tepid 1.6% advance during the last three months of 2009.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). According to PMI data, manufacturing has now expanded nine consecutive months and April 2010’s PMI reading of 60.4 was the highest since July 2004. The gains in the manufacturing sector were broad-based, as seventeen of the eighteen industries tracked by the Institute for Supply Management grew in April.

There was also some positive news in the labor market. The U.S. Department of Labor reported that employers added 290,000 jobs in April, the largest monthly gain since March 2006. In addition, the Labor Department upwardly revised its new jobs data for the months of February and March 2010. Based on these revisions, an average of 143,000 new jobs a month was created during the first four months of 2010. However, the unemployment rate unexpectedly rose to 9.9% in April compared to 9.7% in March. This appeared to be due to more people looking to re-enter the workforce following the prolonged economic downturn.

There was mixed news in the housing market during the period. According to the National Association of Realtors, after existing home sales fell from December 2009 through February 2010, they increased 7.0% and 7.6% in March and April, respectively. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. On the downside, there continued to be a large inventory of unsold homes. At the end of April 2010, there was an 8.4 month supply of unsold homes, versus an 8.1 month supply the prior month. In addition, based on its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that month-to-month U.S. home prices fell for the sixth consecutive month in March 2010. However, U.S. home prices rose a modest 2% in the first quarter of 2010 versus the prior year.

Financial market overview

Over the course of the six-month reporting period ended April 30, 2010, the financial markets were largely characterized by healthy investor risk appetite and solid results by lower-quality bonds.

In the fixed-income market, riskier sectors, such as high-yield bonds and emerging market debt, significantly outperformed U.S. Treasuries during the reporting period. There were a number of factors contributing to the continued turnaround in the financial markets, including improving economic conditions, renewed investor confidence and the accommodative monetary policy by the Federal Reserve Board (“Fed”)iv.

While economic data often surpassed expectations during the reporting period, the Fed remained cautious. As stated by Fed Chairman Bernanke in April 2010, the economy was “far from being out of the woods.” At its meeting in April 2010, the Fed said it “will maintain the target range for the federal funds ratev at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

However, the Fed did take a first step in reversing its accommodative monetary stance. On February 18, 2010, the Fed raised the discount rate, the interest rate it charges banks for temporary loans, from 0.50% to 0.75%. The Fed also announced the con-

IV	Legg Mason Western Asset Short Duration Municipal Income Fund

Investment commentary (cont’d)

clusion of its $1.25 trillion mortgage securities purchase program at the end of the first quarter of 2010. In addition, the Fed has now closed nearly all of the special liquidity facilities that it created to support the financial markets during the credit crisis.

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationvi Treasuries during the six months ended April 30, 2010. While risk aversion ruled the fixed-income markets during the latter half of 2008 and early 2009, by the end of the first quarter of 2009 there was robust demand for riskier and higher-yielding fixed-income securities. Despite some temporary setbacks, riskier assets continued to perform well during the reporting period.

Both short- and long-term Treasury yields fluctuated during the reporting period. After starting the period at 0.90% and 3.41%, respectively, two- and ten-year Treasury yields then gyrated, rising as high as 1.18% and 4.01%, and falling as low as 0.67% and 3.21%, respectively. Toward the end of the period, yields fell given concerns regarding the escalating debt crisis in Greece. As of April 30, 2010, two- and ten-year Treasury yields were 0.97% and 3.69%, respectively.

Over the six months ended April 30, 2010, longer-term Treasury yields increased more than their shorter-term counterparts as economic data improved and there were fears of future inflation given the government’s massive stimulus program. At the same time, with risk aversion being replaced with robust risk appetite, spread sector prices moved higher.

The municipal bond market outperformed its taxable bond counterpart over the six months ended April 30, 2010. Over that period, the Barclays Capital Municipal Bond Indexvii and the Barclays Capital U.S. Aggregate Indexviii returned 3.68% and 2.54%, respectively. Despite falling tax receipts and budgetary challenges, the municipal market generated solid results due to strong demand from investors seeking tax-free income. The decline in new issuance of tax-free bonds also fed the market’s demand.

Performance review

For the six months ended April 30, 2010, Class A shares of Legg Mason Western Asset Short Duration Municipal Income Fund, excluding sales charges, returned 2.05%. The Fund’s unmanaged benchmark, the Barclays Capital Three-Year Municipal Bond Indexix, returned 1.83% over the same time frame. The Lipper Short Municipal Debt Funds Category Average1 returned 1.26% for the same period.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of April 30, 2010
(excluding sales charges) (unaudited)	6 months
Legg Mason Western Asset Short Duration Municipal Income Fund:
Class A	2.05%
Class C	1.67%
Class I	2.12%
Barclays Capital Three-Year Municipal Bond Index	1.83%
Lipper Short Municipal Debt Funds Category Average	1.26%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended April 30, 2010 for Class A, C and I shares were 1.59%, 1.23% and 1.73%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated February 26, 2010, the gross total operating expense ratios for Class A, Class C and Class I shares were 0.66%, 1.00% and 0.52%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 78 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Western Asset Short Duration Municipal Income Fund	V

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 28, 2010

RISKS: The Fund’s investments are subject to interest rate and credit risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Although the Fund seeks to minimize risk by investing in municipal securities from a number of different states and localities, the Fund may, from time to time, invest over 25% of its assets in municipal securities from one state or region. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All investments are subject to risk including the possible loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii	The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

viii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ix	The Barclays Capital Three-Year Municipal Bond Index is a broad measure of the municipal bond market with maturities of approximately three years.

Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total Investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2010 and October 31, 2009 and does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2009 and held for the six months ended April 30, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on actual total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	2.05%	$1,000.00	$1,020.50	0.64%	$3.21
Class C	1.67	1,000.00	1,016.70	1.00	5.00
Class I	2.12	1,000.00	1,021.20	0.50	2.51

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on hypothetical total return[1]
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.00%	$1,000.00	$1,021.62	0.64%	$3.21
Class C	5.00	1,000.00	1,019.84	1.00	5.01
Class I	5.00	1,000.00	1,022.32	0.50	2.51
[1]	For the six months ended April 30, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Semi-Annual Report	3

Schedule of investments (unaudited)

April 30, 2010

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 85.9%
Alabama — 0.6%
Alabama State Public School & College Authority	5.000%	5/1/14	$7,500,000	$8,389,050
East Alabama Health Care Authority, Health Care Facilities Revenue	5.000%	9/1/13	500,000	520,755	(a)
Total Alabama				8,909,805
Alaska — 0.2%
North Slope Boro, AK, GO	5.000%	6/30/12	1,500,000	1,621,755
North Slope Boro, AK, GO	5.000%	6/30/13	1,500,000	1,656,165
Total Alaska				3,277,920
Arizona — 1.8%
Arizona State, COP:
Department of Administration, AGM	5.000%	10/1/13	6,000,000	6,606,300
Department of Administration, AGM	5.000%	10/1/14	12,405,000	13,761,983
Maricopa County, AZ, IDA, Solid Waste Disposal Revenue, Waste Management Inc. Project	7.000%	12/1/10	2,000,000	2,063,340	(a)(b)
Phoenix, AZ, Civic Improvement Corp., Water System Revenue	5.000%	7/1/13	2,255,000	2,504,696
University of Arizona, COP, AMBAC	5.250%	6/1/10	1,105,000	1,108,768
Total Arizona				26,045,087
California — 12.4%
California Health Facilities Financing Authority Revenue:
Adventist Health System	5.000%	3/1/11	1,290,000	1,325,978
Adventist Health System	5.000%	3/1/12	1,720,000	1,806,138
Adventist Health System	5.000%	3/1/13	2,000,000	2,130,860
Providence Health & Services System	5.000%	10/1/12	1,000,000	1,074,500
Providence Health & Services System	5.250%	10/1/13	500,000	551,495
California Infrastructure & Economic Development Bank Revenue:
J. Paul Getty Trust	2.500%	4/1/13	5,000,000	5,189,400	(a)
Pacific Gas & Electric Co.	2.250%	4/2/12	3,500,000	3,505,180	(a)
California State:
Economic Recovery, GO	5.000%	7/1/14	10,000,000	11,072,300	(a)
RAN	3.000%	5/25/10	15,000,000	15,020,550
California Statewide CDA Revenue:
FHA, Methodist Hospital Project	5.500%	8/1/13	2,450,000	2,697,278
FHA, Methodist Hospital Project	5.500%	2/1/14	2,000,000	2,212,060
Proposition 1A Receivables Program	5.000%	6/15/13	20,000,000	21,756,400
Central Valley Financing Authority, CA, Cogeneration Project Revenue:
Carson Ice Generation Project	5.000%	7/1/15	750,000	826,402
Carson Ice Generation Project	5.000%	7/1/16	1,000,000	1,095,710
Compton, CA, Community RDA, Refunding, Tax Allocation Redevelopment Project, AMBAC	5.000%	8/1/11	2,500,000	2,562,700
El Dorado, CA, Irrigation District, COP	3.500%	8/1/15	1,085,000	1,115,868
Los Angeles, CA, USD, GO, TRAN	2.000%	8/12/10	15,000,000	15,066,150
Newport Beach, CA, Revenue, Hoag Memorial Hospital Presbyterian	5.000%	2/7/13	4,000,000	4,289,960	(a)
Sacramento, CA, Cogeneration Authority Project Revenue:
Procter & Gamble Project	4.000%	7/1/11	750,000	773,753
Procter & Gamble Project	5.000%	7/1/12	600,000	645,960
Procter & Gamble Project	5.000%	7/1/13	800,000	880,240

See Notes to Financial Statements.

4	Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2010

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
Procter & Gamble Project	5.000%	7/1/14	$650,000	$722,703
Procter & Gamble Project	5.000%	7/1/15	875,000	979,720
Procter & Gamble Project	5.000%	7/1/16	1,000,000	1,113,400
San Bernardino County, CA, COP, Arrowhead Project	5.000%	8/1/14	5,000,000	5,380,600
San Bernardino County, CA, Transportation Authority, Sales Tax Revenue	4.000%	5/1/12	7,000,000	7,330,400
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue	5.000%	5/15/13	4,220,000	4,666,181
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue	5.000%	5/15/14	2,000,000	2,254,220
San Francisco, CA, City & County Airports Commission, International Airport Revenue	6.500%	5/1/10	2,500,000	2,500,000	(a)(b)
San Francisco, CA, City & County Airports Commission, International Airport Revenue	2.250%	12/4/12	16,500,000	16,799,310	(a)
San Francisco, CA, City & County Airports Commission, International Airport Revenue	5.000%	5/1/15	4,300,000	4,852,894
San Francisco, CA, City & County Public Utilities Commission, Water Revenue	4.000%	11/1/12	6,285,000	6,774,790
San Francisco, CA, City & County Public Utilities Commission, Water Revenue	4.000%	11/1/13	6,005,000	6,573,493
San Francisco, CA, City & County Public Utilities Commission, Water Revenue	4.000%	11/1/14	5,000,000	5,479,100
San Francisco, CA, City & County Public Utilities Commission, Water Revenue	5.000%	11/1/15	4,890,000	5,632,498
William S. Hart, CA, Union High School District, GO:
BAN	4.000%	12/1/11	3,000,000	3,055,410
BAN	5.000%	12/1/11	7,000,000	7,236,180
Total California				176,949,781
Colorado — 2.4%
Colorado Health Facilities Authority Revenue:
Catholic Health	5.000%	11/8/12	3,250,000	3,521,440	(a)
Catholic Health	5.000%	11/12/13	7,000,000	7,750,470	(a)
Catholic Health	5.000%	11/11/14	5,000,000	5,589,650	(a)
Catholic Health Initiatives	5.250%	11/12/13	2,000,000	2,227,760	(a)
Evangelical Lutheran Good Samaritan Society	5.000%	12/1/14	10,000,000	10,724,500	(a)
Denver, CO, City & County, Excise Tax Revenue, AGM	5.000%	9/1/12	2,500,000	2,685,225
E-470 Public Highway Authority Revenue, CO, NATL	5.000%	9/1/11	1,000,000	1,044,550	(a)
Total Colorado				33,543,595
Connecticut — 0.8%
Connecticut State, HEFA Revenue:
Ascension Health Credit	3.500%	2/1/12	2,900,000	3,006,749	(a)
Yale University	4.000%	2/7/13	8,400,000	9,047,388	(a)
Total Connecticut				12,054,137
District of Columbia — 2.2%
District of Columbia Income Tax Secured Revenue	5.000%	12/1/12	21,295,000	23,435,360
District of Columbia Revenue, BAN	4.000%	12/1/12	7,500,000	7,837,650
Total District of Columbia				31,273,010
Florida — 6.9%
Citizens Property Insurance Corp., FL	5.000%	6/1/12	10,000,000	10,460,300
Citizens Property Insurance Corp., FL:
Senior Secured High Risk Notes	2.000%	4/21/11	12,500,000	12,614,500
Senior Secured High Risk Notes	5.000%	6/1/11	1,000,000	1,041,670
Senior Secured High Risk Notes	5.000%	6/1/13	25,000,000	26,464,000
Florida State Board of Education, Lottery Revenue, FGIC	5.500%	7/1/12	5,000,000	5,319,850

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Semi-Annual Report	5

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
Florida State Municipal Power Agency Revenue, All Requirements Power	5.000%	10/1/13	$3,850,000	$4,193,843
Florida Water Pollution Control Financing Corp. Revenue	3.000%	1/15/12	2,630,000	2,731,702
JEA, FL, Electric System Revenue	5.000%	10/1/14	5,000,000	5,511,250
Miami-Dade County, FL, IDA, Solid Waste Disposal Revenue, Waste Management Inc. of Florida Project	5.400%	8/1/11	1,000,000	1,043,500	(a)(b)
Orange County, FL, Tourist Development Tax Revenue	5.000%	10/1/15	15,235,000	17,389,229
Osceola County, FL, Capital Improvements Revenue	5.000%	10/1/12	1,465,000	1,578,816
Osceola County, FL, Capital Improvements Revenue	5.000%	10/1/13	1,370,000	1,498,479
Osceola County, FL, Capital Improvements Revenue	5.000%	10/1/14	1,990,000	2,184,065
Volusia County, FL, School Board, Sales Tax Revenue, AGM	5.500%	10/1/12	5,465,000	5,878,536
Total Florida				97,909,740
Georgia — 0.9%
Atlanta, GA, Water & Wastewater Revenue	4.000%	11/1/11	2,500,000	2,562,225
Atlanta, GA, Water & Wastewater Revenue	4.000%	11/1/12	3,365,000	3,476,987
Main Street Natural Gas Inc., GA, Gas Project Revenue	5.000%	3/15/11	2,500,000	2,563,450
Public Gas Partners Inc., GA, Project Revenue	5.000%	10/1/12	2,300,000	2,460,103
Public Gas Partners Inc., GA, Project Revenue	5.000%	10/1/13	1,400,000	1,517,838
Total Georgia				12,580,603
Illinois — 4.7%
Chicago, IL, Transit Authority Sales Tax Receipts Revenue	5.000%	12/1/15	2,155,000	2,431,185
Illinois EFA Revenues, University of Chicago	3.375%	2/3/14	8,000,000	8,436,000	(a)
Illinois Finance Authority Revenue, Northwestern Memorial Hospital	5.000%	8/15/13	3,250,000	3,568,597
Illinois State Sales Tax Revenue	5.000%	6/15/11	2,500,000	2,614,475
Illinois State, GO	5.000%	1/1/15	45,000,000	49,394,700	(c)
Total Illinois				66,444,957
Indiana — 1.9%
Indiana Health Facility Financing Authority Revenue	5.000%	8/1/13	5,330,000	5,890,769	(a)
Jasper County, IN, PCR:
Northern Indiana Public Service, NATL	4.150%	8/1/10	1,000,000	1,005,520
Northern Indiana Public Service, NATL	5.200%	6/1/13	1,000,000	1,079,350
Richmond, IN, Hospital Authority Revenue:
Reid Hospital & Health Care Services Inc. Project	3.250%	1/1/12	1,000,000	1,017,610
Reid Hospital & Health Care Services Inc. Project	4.000%	1/1/13	1,000,000	1,034,110
Reid Hospital & Health Care Services Inc. Project	4.250%	1/1/14	1,255,000	1,305,803
Whiting, IN, Environmental Facilities Revenue, BP Products North America Inc.	2.800%	6/2/14	15,260,000	15,560,927	(a)
Total Indiana				26,894,089
Iowa — 0.9%
Iowa Finance Authority Health Facilities Revenue, Central Iowa Health System	5.000%	8/15/12	5,500,000	5,861,625	(a)
Waterloo, IA, Community School District, School Infrastructure Sales & Services Tax Revenue, BAN	3.750%	5/1/12	7,500,000	7,696,425
Total Iowa				13,558,050
Kansas — 0.3%
Burlington, KS, Environmental Improvement Revenue, Kansas City Power & Light	5.250%	4/1/13	4,000,000	4,306,320	(a)

See Notes to Financial Statements.

6	Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2010

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Kentucky — 0.5%
Kentucky State Property & Building Commission, EDR	5.000%	5/1/14	$2,035,000	$2,269,595
Kentucky State Property & Building Commission Revenue, AGM	5.250%	10/1/15	3,800,000	4,368,746
Total Kentucky				6,638,341
Louisiana — 0.5%
Louisiana Local Government Environmental Facilities & CDA:
Louisiana Community & Technical College System Facilities Corp. Project	4.000%	10/1/13	1,750,000	1,855,140
Louisiana Community & Technical College System Facilities Corp. Project	4.000%	10/1/14	1,500,000	1,588,140
Louisiana State Citizens Property Insurance Corp., Assessment Revenue	3.500%	6/1/13	730,000	732,949
Rapides, LA, Finance Authority Revenue, Cleco Power LLC Project	6.000%	10/1/11	2,500,000	2,630,725	(a)(b)
Total Louisiana				6,806,954
Massachusetts — 0.2%
Massachusetts State HEFA Revenue:
Amherst College	2.750%	1/5/12	2,350,000	2,428,091	(a)
Northeastern University	4.000%	10/1/12	1,000,000	1,063,490
Total Massachusetts				3,491,581
Michigan — 2.9%
Michigan State Building Authority Revenue:
Facilities Program	3.000%	10/15/12	2,225,000	2,274,061
Facilities Program	3.000%	10/15/13	2,430,000	2,477,895
Facilities Program	4.000%	10/15/14	2,915,000	3,045,301
Facilities Program	4.000%	10/15/15	2,030,000	2,103,324
Michigan State Housing Development Authority	3.200%	12/1/11	4,500,000	4,545,450
Michigan State Housing Development Authority	3.500%	6/1/12	8,225,000	8,363,262
Michigan State Strategic Fund Ltd. Obligation Revenue, Detroit Edison Co.	5.250%	8/1/14	11,000,000	12,185,690	(a)
Michigan State Trunk Line, FGIC	5.000%	11/1/11	2,260,000	2,377,407
Western Townships, MI, Utilities Authority Sewer Disposal Systems, GO	4.000%	1/1/13	1,000,000	1,054,380
Western Townships, MI, Utilities Authority Sewer Disposal Systems, GO	4.000%	1/1/14	2,100,000	2,227,470
Total Michigan				40,654,240
Minnesota — 0.8%
Minnesota Agricultural & Economic Development Board Revenue:
Essentia Health Care	4.000%	2/15/14	3,460,000	3,662,549
Essentia Health Care	5.000%	2/15/15	1,340,000	1,465,906
Northern Municipal Power Agency, MN, Electric System Revenue	5.000%	1/1/13	6,000,000	6,541,320
Total Minnesota				11,669,775
Missouri — 0.1%
Boone County, MO, Hospital Revenue, Boone Hospital Center	5.000%	8/1/13	500,000	534,935
Missouri State Environmental Improvement & Energy Resources Authority, KC Power & Light Co. Project	4.900%	7/1/13	700,000	741,685	(a)(b)
Total Missouri				1,276,620
Nevada — 0.1%
Clark County, NV, Refunding Bond Bank, GO, AMBAC	5.000%	11/1/13	1,400,000	1,558,872
New Jersey — 4.9%
Ewing Township, NJ, GO, BAN	4.000%	8/12/10	8,075,000	8,085,982
Gloucester County, NJ, Improvement Authority, Solid Waste Resource Recovery Revenue, Waste Management Inc. Project	2.625%	12/3/12	5,250,000	5,332,005	(a)

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Semi-Annual Report	7

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
New Jersey — continued
New Jersey EDA Revenue:
EL Dorado	0.875%	7/1/10	$6,400,000	$6,399,616	(a)
School Facilities Construction	5.000%	12/15/13	2,000,000	2,211,660
School Facilities Construction	5.000%	12/15/14	2,000,000	2,234,920
New Jersey Health Care Facilities Financing Authority Revenue:
Catholic Health East	5.000%	11/15/13	2,325,000	2,534,064
Catholic Health East	5.000%	11/15/14	4,710,000	5,147,747
New Jersey State EFA Revenue, University of Medicine & Dentistry of New Jersey	6.000%	12/1/14	5,000,000	5,684,350
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.000%	12/1/13	4,725,000	5,166,835
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.000%	12/1/15	4,500,000	4,934,385
New Jersey State Housing & Mortgage Finance Agency, Multi-Family Revenue	2.550%	11/1/12	14,085,000	14,090,352
New Jersey State Transportation Trust Fund Authority, Transportation Systems	5.000%	6/15/11	2,500,000	2,627,925	(d)
New Jersey State Transportation Trust Fund Authority, Transportation Systems, FGIC	5.250%	12/15/13	5,000,000	5,572,550
Total New Jersey				70,022,391
New Mexico — 0.3%
Albuquerque, NM, Airport Revenue	5.000%	7/1/12	1,665,000	1,779,669
New Mexico State Hospital Equipment Loan Council Hospital Revenue, Presbyterian Healthcare Services	5.000%	8/1/12	2,000,000	2,113,060
Total New Mexico				3,892,729
New York — 12.0%
Babylon, NY, Industrial Development Agency Resource Recovery Revenue:
Covanta Babylon Inc.	5.000%	1/1/14	2,500,000	2,713,325
Covanta Babylon Inc.	5.000%	1/1/15	2,295,000	2,499,209
MTA, NY, Revenue	5.000%	11/15/13	5,000,000	5,504,850	(a)
New York City, NY, HDC, MFH Revenue	3.000%	11/1/12	6,000,000	6,051,840
New York City, NY, TFA Revenue:
Future Tax Secured	5.000%	11/1/13	4,000,000	4,507,600
Future Tax Secured	5.000%	11/1/14	20,935,000	23,928,077
New York City, NY, TFA, Building Aid Revenue	5.000%	1/15/13	2,470,000	2,685,779
New York City, NY, TFA, Building Aid Revenue	5.000%	1/15/14	3,000,000	3,316,620
New York City, NY, Trust for Cultural Resources Revenue:
Juilliard School	2.750%	7/1/12	3,550,000	3,655,968	(a)
Juilliard School	2.100%	7/1/15	4,000,000	3,986,360	(a)
New York State Environmental Facilities Corp., Solid Waste Disposal Revenue, Waste Management Inc. Project of New Jersey	2.500%	1/2/13	4,000,000	4,052,520	(a)
New York State Thruway Authority General Revenue, BAN	4.000%	7/15/11	15,000,000	15,580,350
New York State Thruway Authority Service Contract Revenue, Local Highway & Bridge	5.000%	4/1/15	33,000,000	37,159,320
New York, NY, GO	5.000%	9/1/12	2,500,000	2,712,675
Triborough Bridge & Tunnel Authority, NY, Revenue	4.000%	11/15/12	27,500,000	29,532,800	(a)
Triborough Bridge & Tunnel Authority, NY, Revenue	5.000%	11/15/14	20,000,000	22,649,800	(a)
Total New York				170,537,093

See Notes to Financial Statements.

8	Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2010

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Ohio — 3.0%
Akron, OH, Special Assessment, Street Improvement Notes	3.500%	10/1/10	$4,500,000	$4,514,580
Montgomery County, OH, Revenue, Miami Valley Hospital	5.250%	11/15/14	2,650,000	2,865,657	(a)
Ohio State Air Quality Development Authority Revenue:
Columbus Southern Power Co.	3.875%	6/1/14	5,000,000	5,221,100	(a)
FirstEnergy Generation Corp.	5.250%	3/1/11	4,000,000	4,115,040	(a)
Pollution Control, FirstEnergy Generation Corp.	4.750%	8/1/12	14,000,000	14,851,760	(a)
Ohio State Higher Educational Facility Commission Revenue, Oberlin College	5.000%	10/1/14	3,000,000	3,393,930
Ohio State University, General Receipts	5.000%	12/1/14	7,000,000	7,952,490
Total Ohio				42,914,557
Oregon — 1.2%
Clackamas County, OR, Hospital Facility Authority Revenue:
Legacy Health System	5.000%	7/15/12	7,000,000	7,345,100	(a)
Legacy Health System	5.000%	7/15/14	5,000,000	5,334,200	(a)
Oregon State Department of Administrative Services, Lottery Revenue	5.000%	4/1/14	2,000,000	2,263,740
Oregon State Facilities Authority Revenue:
Legacy Health System	5.000%	3/15/13	1,000,000	1,072,310
Legacy Health System	5.000%	3/15/14	750,000	810,818
Total Oregon				16,826,168
Pennsylvania — 4.2%
Allegheny County, PA, Hospital Development Authority Revenue, University Pittsburgh Medical Center	5.000%	5/15/15	8,250,000	9,222,840
Beaver County, PA, IDA, PCR, FirstEnergy Nuclear Generation Corp.	3.000%	4/2/12	5,000,000	5,096,900	(a)
Montgomery County, PA, Higher Education & Health Authority Hospital Revenue:
Abington Memorial Hospital	5.000%	6/1/13	2,000,000	2,132,280
Abington Memorial Hospital	5.000%	6/1/14	2,670,000	2,853,109
Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue, Exelon Generation Co. LLC	5.000%	6/1/12	2,000,000	2,114,880	(a)
Pennsylvania Intergovernmental Cooperative Authority Special Tax Revenue, Philadelphia Funding Program	5.000%	6/15/13	10,000,000	11,034,100
Philadelphia, PA, School District, GO	5.000%	9/1/14	10,000,000	11,078,400
Pittsburgh, PA, Water & Sewer Authority System Revenue, Assured Guaranty	2.625%	9/1/12	4,750,000	4,781,397	(a)
St. Mary Hospital Authority, PA, Health System Revenue:
Catholic Health East	5.000%	11/15/13	3,100,000	3,388,641
Catholic Health East	4.000%	11/15/14	4,330,000	4,600,668
University of Pittsburgh, PA, Commonwealth System of Higher Education, University Capital Project	5.500%	9/15/13	2,800,000	3,118,892	(a)
Total Pennsylvania				59,422,107
South Carolina — 2.5%
Piedmont Municipal Power Agency, SC, Electric Revenue	5.000%	1/1/15	2,000,000	2,211,900
York County, SC, PCR, North Carolina Electric Membership Corp., SPA-National Rural Utilities Cooperative Finance Corp.	0.875%	9/1/10	33,850,000	33,850,000	(a)
Total South Carolina				36,061,900
Tennessee — 2.7%
Lewisburg, TN, IDB, Solid Waste Disposal Revenue, Waste Management Inc. Project	2.500%	7/1/12	4,250,000	4,307,162
Memphis, TN, Electric Systems Revenue	5.000%	12/1/15	25,000,000	28,708,250

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Semi-Annual Report	9

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Tennessee — continued
Tennessee Energy Acquisition Corp., Gas Revenue	5.000%	9/1/15	$6,000,000	$6,069,420
Total Tennessee				39,084,832
Texas — 6.1%
Brazos River, TX, Harbor Navigation District Brazoria County Environmental, Dow Chemical Co.	5.500%	6/15/11	5,000,000	5,166,000	(a)
Brazos River, TX, Harbor Navigation District Brazoria County Revenue, Dow Chemical Co.	5.250%	10/1/11	5,000,000	5,041,550
Dallas-Fort Worth, TX, International Airport Revenue	4.000%	11/1/12	2,000,000	2,121,200
Dallas-Fort Worth, TX, International Airport Revenue	4.000%	11/1/13	3,000,000	3,215,910
Dallas-Fort Worth, TX, International Airport Revenue	5.000%	11/1/13	4,000,000	4,422,400
Dallas-Fort Worth, TX, International Airport Revenue	4.000%	11/1/14	3,500,000	3,752,385
Dallas-Fort Worth, TX, International Airport Revenue	5.000%	11/1/14	2,500,000	2,786,325
Dallas-Fort Worth, TX, International Airport Revenue, NATL	4.750%	11/1/13	1,250,000	1,252,225	(b)
Gulf Coast Waste Disposal Authority, TX, Environmental Facilities Revenue, BP Products North America Project	2.300%	9/3/13	25,000,000	25,199,750	(a)
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue:
Methodist Hospital System	5.000%	6/1/12	5,000,000	5,364,200	(a)
Methodist Hospital System	5.000%	6/1/13	5,000,000	5,472,900	(a)
Methodist Hospital System	5.250%	12/1/13	500,000	549,935
Houston, TX, Utility System Revenue	5.000%	5/15/11	1,000,000	1,040,060	(a)
Lower Colorado, TX, River Authority Revenue	5.000%	5/15/14	10,000,000	11,229,600
North Texas Tollway Authority Revenue	5.000%	1/1/13	1,000,000	1,073,690	(a)
Northside, TX, ISD, GO, PSFG, SPA-Dexia Credit Local	3.700%	8/1/10	1,770,000	1,773,115	(a)
Texas State, GO, Transport Commission — Mobility Fund	5.000%	4/1/11	2,500,000	2,603,600
Texas Transportation Commission Centre, TX, Turnpike System Revenue	5.000%	2/15/11	3,500,000	3,591,805	(a)
Titus County, TX, Fresh Water Supply District, Southwestern Electric Power Co.	4.500%	7/1/11	1,000,000	1,022,610
Total Texas				86,679,260
U.S. Virgin Islands — 2.3%
Virgin Islands Public Finance Authority Revenue:
Senior Lien	5.000%	10/1/11	4,000,000	4,161,440
Senior Lien	5.000%	10/1/12	6,000,000	6,391,380
Senior Lien	5.000%	10/1/13	3,250,000	3,515,818
Senior Lien	5.000%	10/1/14	3,000,000	3,310,950
Subordinated Lien	5.000%	10/1/11	3,100,000	3,225,116
Subordinated Lien	5.000%	10/1/12	3,675,000	3,914,720
Subordinated Lien	5.000%	10/1/13	3,765,000	4,072,939
Subordinated Lien	5.000%	10/1/14	3,250,000	3,586,863
Total U.S. Virgin Islands				32,179,226
Utah — 2.7%
Utah State, GO	4.000%	7/1/13	35,000,000	38,184,650
Virginia — 1.6%
King George County, VA, IDA, Solid Waste Disposal Facility Revenue, Waste Management Inc.	6.000%	5/1/13	2,000,000	2,000,000	(a)(b)
Virginia State Public School Authority, School Financing	5.000%	8/1/14	15,000,000	17,094,900
York County, VA, EDA, PCR, Virginia Electric & Power Co.	4.050%	5/1/14	3,500,000	3,739,050	(a)
Total Virginia				22,833,950

See Notes to Financial Statements.

10	Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2010

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Washington — 0.7%
Chelan County, WA, Public Utility, District No. 1, Consolidated Revenue	5.250%	7/1/14	$6,000,000	$6,462,660	(b)
Washington State Health Care Facilities Authority Revenue:
PeaceHealth	5.000%	11/1/13	1,000,000	1,112,400
PeaceHealth	5.000%	11/1/14	1,550,000	1,744,432
Total Washington				9,319,492
Wisconsin — 0.5%
Wisconsin HEFA, Health Care Facilities Revenue:
Luther Hospital	5.000%	11/15/12	1,750,000	1,890,018
Luther Hospital	4.000%	11/15/13	1,075,000	1,140,704
Wisconsin State Petroleum Inspection Fee Revenue	5.000%	7/1/14	3,750,000	4,197,937
Total Wisconsin				7,228,659
Wyoming — 0.1%
Sweetwater, WY, County Improvement Project, Powers Board Lease Revenue, NATL	5.000%	12/15/11	1,500,000	1,561,170
Total Investments before Short-Term Investments (Cost — $1,200,054,199)				1,222,591,661
Short-Term Investments — 12.6%
Alabama — 0.3%
Birmingham, AL, Medical Clinic Board, University of Alabama Health Services Foundation, LOC-SunTrust Bank	0.550%	5/5/10	5,000,000	5,000,000	(e)
Florida — 4.3%
Alachua County, FL, Health Facilities Authority, Shands Teaching Hospital, LOC-SunTrust Bank	0.370%	5/3/10	6,700,000	6,700,000	(e)
Gainesville, FL, Utilities System Revenue, SPA-SunTrust Bank	0.450%	5/3/10	500,000	500,000	(e)
Lakeland, FL, Education Facilities Revenue, Florida Southern College Project, LOC-SunTrust Bank	0.520%	5/5/10	21,935,000	21,935,000	(e)
Lee County, FL, IDA, North Fort Myers Utility Inc., LOC-SunTrust Bank	0.680%	5/5/10	5,100,000	5,100,000	(b)(e)
Lee County, FL, IDA, Utilities Revenue, North Fort Myers Utility Project, LOC-SunTrust Bank	0.680%	5/5/10	21,300,000	21,300,000	(b)(e)
Pembroke Pines, FL, Capital Improvement Revenue, Susan B. Anthony Center, LOC-SunTrust Bank	0.550%	5/5/10	3,040,000	3,040,000	(e)
Sarasota-Manatee Airport Authority, LOC-SunTrust Bank	0.370%	5/3/10	2,000,000	2,000,000	(e)
Total Florida				60,575,000
Georgia — 1.2%
Albany-Dougherty County, GA, Hospital Authority Revenue, Refunding Anticipation CTFS, Phoebe Putney Memorial Hospital, LOC-SunTrust Bank	0.370%	5/3/10	6,410,000	6,410,000	(e)
Atlanta, GA, Urban Residential Finance Authority, MFH Revenue, Senior Housing, Big Bethel Village LP, LOC-SunTrust Bank	0.680%	5/5/10	8,135,000	8,135,000	(b)(e)
DeKalb County, GA, HFA, DeKalb Medical Center Inc. Project, LOC-SunTrust Bank	0.550%	5/5/10	2,330,000	2,330,000	(e)
Savannah, GA, EDA Revenue, Calvary Day School Project, LOC-SunTrust Bank	0.650%	5/5/10	100,000	100,000	(e)
Total Georgia				16,975,000
Indiana — 0.7%
Indiana Health Facilities Financing Authority, Hospital Revenue, Deaconess Hospital Obligation, LOC-Fifth Third Bank	0.500%	5/7/10	10,230,000	10,230,000	(e)
Louisiana — 2.6%
St. Tammany Parish, LA, Development District Revenue, Rooms to Go St. Tammany LLC, LOC-SunTrust Bank	0.550%	5/5/10	4,300,000	4,300,000	(e)

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Semi-Annual Report	11

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Louisiana — continued
West Baton Rouge Parish, LA, Industrial District No. 3 Revenue, TECP:
Dow Chemical Co. Project	0.750%	5/4/10	$8,100,000	$8,100,000	(e)
Dow Chemical Co. Project	0.830%	5/6/10	25,000,000	25,000,000	(e)
Total Louisiana				37,400,000
Maryland — 3.3%
Maryland State Health & Higher EFA Revenue, Holton-Arms School, LOC-SunTrust Bank	0.550%	5/5/10	19,465,000	19,465,000	(e)
Montgomery County, MD, EDA Bonds, Sandy Springs Friends School Facility, LOC-SunTrust Bank	0.550%	5/5/10	11,815,000	11,815,000	(e)
Montgomery County, MD, Revenue, Sidwell Friends School, LOC-SunTrust Bank	0.550%	5/5/10	15,300,000	15,300,000	(e)
Total Maryland				46,580,000
New Jersey — 0.1%
New Jersey EDA, School Revenue, Facilities Construction, LOC-Bank of Nova Scotia, Lloyds TSB Bank PLC	0.240%	5/3/10	1,400,000	1,400,000	(e)
Utah — 0.0%
Utah Transit Authority, Sales Tax Revenue, LOC-Fortis Bank SA	0.210%	5/3/10	600,000	600,000	(e)
Virginia — 0.1%
Albemarle County, VA, EDA, Hospital Revenue, Martha Jefferson Hospital, LOC-Wells Fargo Bank N.A.	0.290%	5/3/10	800,000	800,000	(e)
Virginia Commonwealth University, Health System Authority Revenue, LOC-Wells Fargo Bank N.A.	0.270%	5/3/10	300,000	300,000	(e)
Total Virginia				1,100,000
Total Short-Term Investments (Cost — $179,860,000)				179,860,000
Total Investments — 98.5% (Cost — $1,379,914,199#)				1,402,451,661
Other Assets in Excess of Liabilities — 1.5%				21,303,813
Total Net Assets — 100.0%				$1,423,755,474

(a)	Maturity date shown represents the mandatory tender date.

(b)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(c)	All or a portion of this security is segregated for open futures contracts.

(d)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(e)

Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. Date shown is the date of the next interest rate change.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
BAN	— Bond Anticipation Notes
CDA	— Community Development Authority
COP	— Certificate of Participation
CTFS	— Certificates
EDA	— Economic Development Authority
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company — Insured Bonds
FHA	— Federal Housing Administration
GO	— General Obligation
HDC	— Housing Development Corporation
HEFA	— Health & Educational Facilities Authority

See Notes to Financial Statements.

12	Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2010

Legg Mason Western Asset Short Duration Municipal Income Fund

HFA	— Housing Finance Authority
IDA	— Industrial Development Authority
IDB	— Industrial Development Board
ISD	— Independent School District
LOC	— Letter of Credit — Insured Bonds
MFH	— Multi-Family Housing
MTA	— Metropolitan Transportation Authority
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
PCR	— Pollution Control Revenue
PSFG	— Permanent School Fund Guaranty
RAN	— Revenue Anticipation Notes
RDA	— Redevelopment Agency
SPA	— Standby Bond Purchase Agreement — Insured Bonds
TECP	— Tax Exempt Commercial Paper
TFA	— Transitional Finance Authority
TRAN	— Tax and Revenue Anticipation Notes
USD	— Unified School District

Summary of Investments by Industry*
Transportation	11.8%
Other	11.3
Health care	10.4
Power	8.2
Education	8.1
Special tax obligation	7.6
Industrial revenue	7.5
Local general obligation	7.1
Solid waste/resource recovery	3.7
State general obligation	3.7
Water & sewer	3.2
Housing	2.4
Leasing	2.0
Pre-refunded/escrowed to maturity	0.2
Short-term investments	12.8
100.0%

*	As a percentage of total investments. Please note that Fund holdings are as of April, 30, 2010 and are subject to change.

Ratings table†
S&P/Moody’s/Fitch‡
AAA	16.2%
AA/Aa	31.4
A	24.9
BBB/Baa	7.2
A-1/SP-1/VMIG1	17.0
NR	3.3
100.0%

†	As a percentage of total investments.

‡	In the event that a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.

See pages 13 and 14 for definitions of ratings.

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Semi-Annual Report	13

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized as most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

14	Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Semi-Annual Report

Bond Ratings (unaudited) (cont’d)

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	—Bonds	rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC” “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.
NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term Security Ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature — VRDO.
MIG 1	—	Moody’s highest rating for short-term municipal obligations.
P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F1	—

Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Semi-Annual Report	15

Statement of assets and liabilities (unaudited)

April 30, 2010

Assets:
Investments, at value (Cost — $1,379,914,199)	$1,402,451,661
Receivable for Fund shares sold	18,194,308
Interest receivable	14,185,548
Receivable for securities sold	25,000
Prepaid expenses	154,687
Other assets	31,532
Total Assets	1,435,042,736

Liabilities:
Payable for Fund shares repurchased	10,023,605
Investment management fee payable	525,216
Distribution fees payable	461,689
Payable to broker — variation margin on open futures contracts	164,063
Due to custodian	71,586
Trustees’ fees payable	710
Accrued expenses	40,393
Total Liabilities	11,287,262
Total Net Assets	$1,423,755,474

Net Assets:
Par value (Note 7)	$2,773
Paid-in capital in excess of par value	1,405,806,667
Undistributed net investment income	13,400
Accumulated net realized loss on investments	(4,052,422)
Net unrealized appreciation on investments and futures contracts	21,985,056
Total Net Assets	$1,423,755,474

Shares Outstanding:
Class A	62,731,066
Class C	199,334,668
Class I	15,201,296

Net Asset Value:
Class A (and redemption price)	$5.14
Class C*	$5.13
Class I (and redemption price)	$5.14
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$5.26

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges (See Note 2).

See Notes to Financial Statements.

16	Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended April 30, 2010

Investment Income:
Interest	$15,085,127

Expenses:
Investment management fee (Note 2)	2,875,763
Distribution fees (Notes 2 and 5)	2,531,650
Transfer agent fees (Note 5)	113,758
Registration fees	84,262
Legal fees	33,487
Shareholder reports	28,592
Audit and tax	13,736
Trustees’ fees	10,074
Insurance	5,734
Custody fees	3,539
Miscellaneous expenses	4,532
Total Expenses	5,705,127
Net Investment Income	9,380,000

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain From Investment Transactions	200,845
Change in Net Unrealized Appreciation/Depreciation From:
Investments	13,421,865
Futures contracts	(552,406)
Change in Net Unrealized Appreciation/Depreciation	12,869,459
Net Gain on Investments and Futures Contracts	13,070,304
Increase in Net Assets From Operations	$22,450,304

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Semi-Annual Report	17

Statements of changes in net assets

For the Six Months Ended April 30, 2010 (unaudited) and the Year Ended October 31, 2009	2010	2009

Operations:
Net investment income	$9,380,000	$7,146,828
Net realized gain	200,845	34,754
Change in net unrealized appreciation/depreciation	12,869,459	9,328,364
Increase in Net Assets From Operations	22,450,304	16,509,946

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(9,380,460)	(7,154,698)
Decrease in Net Assets From Distributions to Shareholders	(9,380,460)	(7,154,698)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	791,356,018	1,305,712,422
Reinvestment of distributions	8,913,350	6,444,835
Cost of shares repurchased	(465,660,928)	(306,721,145)
Increase in Net Assets From Fund Share Transactions	334,608,440	1,005,436,112
Increase in Net Assets	347,678,284	1,014,791,360

Net Assets:
Beginning of period	1,076,077,190	61,285,830
End of period*	$1,423,755,474	$1,076,077,190
* Includes undistributed net investment income of:	$13,400	$13,860

See Notes to Financial Statements.

18	Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2010[2]	2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 5.08	$ 4.90	$ 4.91	$ 4.92	$ 4.89	$ 4.94

Income (loss) from operations:
Net investment income	0.04	0.11	0.15	0.16	0.14	0.11
Net realized and unrealized gain (loss)	0.06	0.19	(0.01)	(0.01)	0.03	(0.05)
Total income from operations	0.10	0.30	0.14	0.15	0.17	0.06

Less distributions from:
Net investment income	(0.04)	(0.12)	(0.15)	(0.16)	(0.14)	(0.11)
Total distributions	(0.04)	(0.12)	(0.15)	(0.16)	(0.14)	(0.11)

Net asset value, end of period	$5.14	$5.08	$4.90	$4.91	$4.92	$4.89
Total return[3]	2.05%	6.21%	2.91%	3.05%	3.43%	1.24%

Net assets, end of period (000s)	$322,198	$241,364	$35,323	$16,255	$46,783	$74,872

Ratios to average net assets:
Gross expenses	0.64%[4]	0.66%	1.08%	1.13%[5]	0.87%	0.74%
Net expenses[6]	0.64 [4]	0.66	0.75 [7,8]	0.75 [5,7,8]	0.75 [7,8]	0.74 [8]
Net investment income	1.72 [4]	2.16	3.07	3.19	2.74	2.21

Portfolio turnover rate	8%	12%	11%	8%	35%	24%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2010 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.13% and 0.75%, respectively.

[6]

As a result of an expense limitation agreement, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 0.75% through December 31, 2011.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Semi-Annual Report	19

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C shares[1]	2010[2]	2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 5.08	$ 4.90	$ 4.91	$ 4.92	$ 4.89	$ 4.94

Income (loss) from operations:
Net investment income	0.03	0.08	0.13	0.14	0.12	0.09
Net realized and unrealized gain (loss)	0.05	0.20	(0.01)	(0.01)	0.03	(0.05)
Total income from operations	0.08	0.28	0.12	0.13	0.15	0.04

Less distributions from:
Net investment income	(0.03)	(0.10)	(0.13)	(0.14)	(0.12)	(0.09)
Total distributions	(0.03)	(0.10)	(0.13)	(0.14)	(0.12)	(0.09)

Net asset value, end of period	$5.13	$5.08	$4.90	$4.91	$4.92	$4.89
Total return[3]	1.67%	5.81%	2.54%	2.69%	3.07%	0.87%

Net assets, end of period (000s)	$1,023,484	$785,921	$21,507	$11,813	$15,421	$26,356

Ratios to average net assets:
Gross expenses	1.00%[4]	0.99%	1.68%	1.73%[5]	1.41%	1.17%
Net expenses[6]	1.00 [4]	0.99	1.10 [7,8]	1.10 [5,7,8]	1.09 [7,8]	1.10 [7,8]
Net investment income	1.36 [4]	1.60	2.71	2.85	2.39	1.84

Portfolio turnover rate	8%	12%	11%	8%	35%	24%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2010 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.72% and 1.10%, respectively.

[6]

As a result of an expense limitation agreement, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 1.10% through December 31, 2011.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

See Notes to Financial Statements.

20	Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2010[2]	2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 5.08	$ 4.91	$ 4.92	$4.92	$ 4.89	$4.95

Income (loss) from operations:
Net investment income	0.05	0.11	0.16	0.17	0.14	0.12
Net realized and unrealized gain (loss)	0.06	0.19	(0.01)	(0.01)	0.03	(0.06)
Total income from operations	0.11	0.30	0.15	0.16	0.17	0.06

Less distributions from:
Net investment income	(0.05)	(0.13)	(0.16)	(0.16)	(0.14)	(0.12)
Total distributions	(0.05)	(0.13)	(0.16)	(0.16)	(0.14)	(0.12)

Net asset value, end of period	$5.14	$5.08	$4.91	$4.92	$4.92	$4.89
Total return[3]	2.12%	6.13%	3.06%	3.41%	3.58%	1.18%

Net assets, end of period (000s)	$78,073	$48,792	$4,456	$875	$1,056	$371

Ratios to average net assets:
Gross expenses	0.50%[4]	0.52%	0.78%	0.91%[5]	0.68%	0.65%
Net expenses[6]	0.50 [4]	0.52	0.60 [7,8]	0.60 [5,7,8]	0.60 [7,8]	0.60 [7,8]
Net investment income	1.86 [4]	2.14	3.18	3.36	2.93	2.41

Portfolio turnover rate	8%	12%	11%	8%	35%	24%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2010 (unaudited).

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.90% and 0.60%, respectively.

[6]

As a result of an expense limitation agreement, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.60% through December 31, 2011.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Semi-Annual Report	21

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset Short Duration Municipal Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the issuance date of the financial statements.

(a) Investment valuation. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts of cash flow to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$1,222,591,661	—	$1,222,591,661
Short-term investments†	—	179,860,000	—	179,860,000
Total investments	—	$1,402,451,661	—	$1,402,451,661
Other financial instruments:
Futures contracts	$(552,406)	—	—	(552,406)
Total	$(552,406)	$1,402,451,661	—	$1,401,899,255

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

22	Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(f) Compensating balance agreements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”) as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of April 30, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets.

Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Semi-Annual Report	23

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of an expense limitation agreement between the Fund and LMPFA, the ratio of expenses, other than interest brokerage, taxes and extraordinary expenses, to average net assets of Class A, Class C and Class I shares will not exceed 0.75%, 1.10% and 0.60%, respectively, through December 31, 2011. This expense limitation agreement cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below an expense limitation (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. Class A and Class C shares acquired in exchange from another Legg Mason Partners Fund subject to a contingent deferred sales charge (“CDSC”) remain subject to the original fund’s CDSC while held in the Fund. In certain cases, Class A shares have a 0.50% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended April 30, 2010, LMIS and its affiliates received sales charges of approximately $19,000 on sales of the Fund’s Class A shares. In addition, for the six months ended April 30, 2010, CDSCs paid to LMIS and its affiliates were $33,000 for Class A shares.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended April 30, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$435,819,693
Sales	85,923,300

At April 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$23,407,547
Gross unrealized depreciation	(870,085)
Net unrealized appreciation	$22,537,462

At April 30, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury 5-Year Notes	500	6/10	$57,377,282	$57,929,688	$(552,406)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

24	Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at April 30, 2010.

LIABILITY DERIVATIVES[1]
	Interest Rate Contracts Risk	Other Contracts Risk	Total
Futures contracts[2]	$552,406	—	$552,406

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended April 30, 2010. The table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Other Contracts Risk	Total
Futures contracts	$(552,406)	—	$(552,406)

During the six months ended April 30, 2010, the volume of derivative activity for the Fund was as follows:

Average market value
Futures contracts (to sell)	$8,275,670

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

5. Class specific expenses

The Fund has adopted a Rule 12b-1distribution and service plan and under that plan the Fund pays a monthly fee with respect to its Class A and C shares calculated at the annual rate of 0.15% and 0.50% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the six months ended April 30, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class A	$216,411	$20,071
Class C	2,315,239	86,590
Class I	—	7,097
Total	$2,531,650	$113,758

Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Semi-Annual Report	25

6. Distributions to shareholders by class

	Six Months Ended April 30, 2010	Year Ended October 31, 2009
Net Investment Income:
Class A	$2,482,532	$2,645,526
Class C	6,306,993	4,182,709
Class I	590,935	326,463
Total	$9,380,460	$7,154,698

7. Shares of beneficial interest

At April 30, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended April 30, 2010		Year Ended October 31, 2009
	Shares	Amount	Shares	Amount

Class A
Shares sold	36,438,734	$186,562,422	58,562,259	$294,780,831
Shares issued on reinvestment	450,964	2,311,344	463,969	2,336,552
Shares repurchased	(21,679,224)	(111,062,408)	(18,713,422)	(94,573,661)
Net increase	15,210,474	$77,811,358	40,312,806	$202,543,722

Class C
Shares sold	108,590,024	$556,144,465	189,352,639	$956,314,542
Shares issued on reinvestment	1,195,442	6,122,665	753,137	3,807,179
Shares repurchased	(65,227,682)	(334,103,489)	(39,718,456)	(201,278,112)
Net increase	44,557,784	$228,163,641	150,387,320	$758,843,609

Class I
Shares sold	9,496,424	$48,649,131	10,797,757	$54,617,049
Shares issued on reinvestment	93,521	479,341	59,602	301,104
Shares repurchased	(3,994,402)	(20,495,031)	(2,159,912)	(10,869,372)
Net increase	5,595,543	$28,633,441	8,697,447	$44,048,781

8. Capital loss carryforward

As of October 31, 2009, the Fund had a net capital loss carryforward of approximately $4,253,267, of which $2,710,064 expires in 2012, $489,111 expires in 2014, $943,924 expires in 2015 and $110,168 expires in 2016. These amounts will be available to offset any future taxable capital gains.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to

26	Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of Citigroup’s profits, plus interest. On May 26, 2010, these amounts were disbursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. The Fund has received $2,566, $4,641 and $15 for Classes A, C and I, respectively, related to this distribution. All other amounts not previously distributed were retained by the U.S. Treasury.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that

Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Semi-Annual Report	27

the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM based on the May 31, 2005 settlement order issued against CGM and SBFM by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the adviser for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

The five actions were subsequently consolidated, and a consolidated complaint was filed. On September 26, 2007, the U.S. District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. On February 16, 2010, the U.S. Court of Appeals for the Second Circuit issued its opinion affirming the dismissal, in part, and vacating and remanding, in part. The opinion affirmed the dismissal with prejudice of plaintiffs’ claim pursuant to Section 36(b) of the Investment Company Act but vacated the dismissal of the Section 10(b) securities fraud claim. The case has been remanded to Judge Pauley of the U.S. District Court for the Southern District of New York.

11. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint

28	Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit ruled that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. After full briefing, oral argument took place on May 4, 2010. The parties are awaiting a decision.

Legg Mason Western Asset Short Duration Municipal Income Fund	29

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 9-10, 2009, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Western Asset Short Duration Municipal Income Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the Meeting and considered the responses provided by management before the Meeting. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Trustee may have attributed different weight to the various factors.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had continued to expand as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

30	Legg Mason Western Asset Short Duration Municipal Income Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s brokerage policies and practices. In addition, management also reported to the Board on, among other things, its business plans and organizational changes. The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were satisfactory.

Fund performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as short-intermediate municipal debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3- and 5-year periods ended June 30, 2009 was above the median.

Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that the performance of the Fund was satisfactory.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services (including services related to the preparation and maintenance of the Fund’s registration statement and shareholder reports, as well as calculation of the Fund’s net asset value on a daily basis), office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an

Legg Mason Western Asset Short Duration Municipal Income Fund	31

analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of retail front-end load funds (including the Fund) classified as short-intermediate municipal debt funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was slightly above the median and Actual Management Fee was below the median. The Board noted that the Fund’s actual total expense ratio was slightly above the median. The Board took into account management’s discussion of the Fund’s expenses and noted the small size of the Expense Group. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2011.

Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant two years ago. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that although the Fund’s Contractual Management Fee does not have breakpoints, it is approximately equivalent to the asset-weighted average of management fees paid by the funds in the Expense Group at all asset levels and that the Actual Management Fee is below the median of the Expense Group. The Board also considered the size of the Fund and that the Manager pays the subadvisory fee out of the management fee.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Legg Mason Western Asset

Short Duration Municipal Income Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data

Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP 345 Park Avenue New York, NY 10154

Legg Mason Western Asset Short Duration Municipal Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Legg Mason Western Asset Short Duration Municipal Income Fund

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Short Duration Municipal Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eighth-largest money manager in the world, according to Pensions & Investments, May 31, 2010 based on 12/31/09 worldwide institutional assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02771 6/10 SR10-1107

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: June 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: June 30, 2010

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date: June 30, 2010